UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

ENERGIZER HOLDINGS, INC.

(Name of the Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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	2.	Form, Schedule or Registration Statement No.:
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ENERGIZER HOLDINGS, INC.

Energizer World Headquarters

533 Maryville University Drive

St. Louis, Missouri 63141

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS OF ENERGIZER HOLDINGS, INC. TO BE HELD ON MONDAY, JANUARY 27, 2014

To the Shareholders of Energizer Holdings, Inc.:

The 2014 Annual Meeting of Shareholders of Energizer Holdings, Inc. (the “Company”) will be held at the Energizer World Headquarters, 533 Maryville University Drive, St. Louis, Missouri 63141, on Monday, January 27, 2014, at 3:00 p.m., local time.

Proposals to be considered at the 2014 Annual Meeting:

1.	election of the following director nominees to serve three year terms ending at the Annual Meeting held in 2017, or until their respective successors are elected and qualified:

(a) James C. Johnson     (b) Ward M. Klein     (c) W. Patrick McGinnis     (d) John R. Roberts

2.	to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal 2014;

3.	to cast an advisory vote on executive compensation;

4.	to vote to amend and restate the Company’s Restated Articles of Incorporation to provide for the declassification of the Company’s Board of Directors. If approved, the Amended and Restated Articles of Incorporation will provide that (i) commencing with the class of directors standing for election at the Company’s 2015 Annual Meeting, directors will stand for election for one year terms; (ii) directors who were elected prior to the 2015 Annual Meeting would continue to hold office until the ends of the terms for which they were elected and until their successors are elected and qualified; and (iii) beginning with the Company’s 2017 Annual Meeting, and at each annual meeting thereafter, all directors would stand for election for a one year term;

5.	to vote to amend and restate the Company’s Amended and Restated 2009 Incentive Stock Plan; and

6.	to act upon such other matters as may properly come before the meeting.

The Company’s Board of Directors has proposed and recommends that shareholders vote “FOR” each of the nominees to the Board of Directors listed in Proposal No. 1 and “FOR” Proposals Nos. 2, 3, 4 and 5.

This Notice also constitutes notice of the 2014 Annual Meeting of Shareholders of the Company. The Board of Directors has fixed the close of business on November 22, 2013 as the record date for the determination of shareholders entitled to receive notice of and to vote at the Annual Meeting or any adjournment(s) thereof.

This Notice is being mailed to shareholders on or about December 12, 2013. Shareholders are cordially invited to attend the Annual Meeting and vote in person. Directions to attend the Annual Meeting can be found at www.cstproxy.com/energizer/2013.

You may vote your proxy when you view the materials on the Internet. You will be asked to follow the prompts to vote your shares. Please refer to the Company’s Proxy Statement for instructions on how to vote in person at the Annual Meeting.

The Proxy Materials are available for review at:	Vote Your Proxy on the Internet
www.cstproxy.com/energizer/2013
Go to www.cstproxyvote.com
Have this notice available when you
access the above website. Follow the
prompts to vote your shares.

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

ENERGIZER HOLDINGS, INC.

Energizer World Headquarters

533 Maryville University Drive

St. Louis, Missouri 63141

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR ENERGIZER HOLDINGS, INC.’S ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MONDAY, JANUARY 27, 2014

This communication is not a form for voting and presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following Proxy Materials for the 2014 Annual Meeting are available to you to review at: www.cstproxy.com/energizer/2013

•	the Company’s Annual Report on Form 10-K for the fiscal year ended September 30, 2013;

•	the Company’s Proxy Statement for the 2014 Annual Meeting;

•	the Proxy Card for the 2014 Annual Meeting; and

•	any amendments or supplements to the foregoing materials that are required to be furnished to shareholders.

If you want to receive a paper or email copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before January 14, 2014 to facilitate timely delivery. You may also request to receive paper copies of all future proxy materials from the Company.

You can request a copy of the proxy materials for all meetings and for the particular meeting to which this notice relates in one of three ways:

1.	By calling toll-free 1-888-221-0690

2.	By sending an email to proxy@continentalstock.com (Please type “Energizer” and your account number in the subject line.)

3.	By logging onto www.cstproxy.com/energizer/2013

Make sure to have this notice available when you:

•	Request a paper copy or email copy of the proxy materials

•	Want to view your proxy materials on the Internet

•	Want to vote your proxy on the Internet

You must reference your company ID, 9-digit proxy number and 10-digit account number located on the reverse side.